Exhibit 99.1

Carmell Therapeutics Merger With Alpha Healthcare Acquisition Corp III (Nasdaq: ALPA) July 6, 2023

PRESENTERS
Rajiv Shukla
Chairman & CEO, Alpha Healthcare Acquisition Corp. III
Executive Chairman of “New Carmell”
• 4-time public company CEO, since 2013
• Served as Director on the Boards of 14 companies
• Raised $500+ million via IPO+PIPE as CEO since 2017
• Closed ~$65 billion in healthcare acquisitions at Pfizer and investment career at Morgan Stanley Investment Management & Citi Venture Capital International
• Conducted 45+ healthcare equity investments including multiple roll-ups/control investments
• Began career at the Boston Consulting Group
• Bachelors in Pharmaceutics, Indian Institute of Technology
• Masters in Healthcare Management, Harvard University
Randy Hubbell
President & CEO, Carmell Therapeutics
Chief Executive Officer of “New Carmell”
• Former Chief Commercial Officer at Cardiva Medical
• Worldwide Vice President, Strategic Marketing, J&J Biosurgery. Expanded sales footprint from 10 to 30 countries resulting in 60% sales growth over 2008-13
• Worldwide Vice President, Global Strategic Marketing, Pain Therapeutics and Cardiology, J&J
• Launch leader at Cordis, J&J, for the first drug-eluting stent, CYPHER, that achieved $1 billion in US sales within 8 months of launch
• Previously at Boston Scientific and IBM
• Bachelors in Engineering from Tulane University
• Masters in Business Administration from Loyola University

BACKGROUND 1. Alpha Healthcare Acquisition Corp. III (Nasdaq: ALPA) and Carmell Therapeutics announced the execution of a definitive Merger Agreement on January 4, 2023 2. Shareholder Vote to consider the Merger is scheduled for July 11, 2023 for shareholders as of Record Date of June 20, 2023 3. Redemption deadline is July 7, 2023 4. Carmell is developing Allogeneic PRP (Platelet-Rich Plasma) technology based on original science conducted at Carnegie Mellon University 5. Carmell’s R&D programs are focused on two verticals: • Orthopedics • Soft tissue 6. Through a combination of in-house R&D, rollups and business development, we plan to build a leading player in Aesthetics and Orthopedics 2

CARMELL INVESTMENT HIGHLIGHTS 1. Platform product with multiple therapeutic applications 2. Clinical proof of concept from Phase II trial 3. Fast Track designation granted by the US FDA for Phase 2 candidate 4. 21 issued patents valid until 2031 5. Deeply experienced team with shared experience at Johnson & Johnson 6. Attractive valuation relative to other Phase II biotech companies 7. Numerous valuation inflection points before market launch 3

CARMELL TECHNOLOGY PLATFORM: Allogeneic Pooled PRP Carmell Allogeneic PRP Potential Benefits of Carmell PRP • Pooled plasma from healthy volunteers • Ready to use. Projected shelf life of 1-2 years potentially delivers better platelet counts vs • Bioactive for weeks at application site a patient’s own platelets • No need to draw blood from patient in • 13 release tests that assure lot-to-lot clinical setting consistency including 3 potency assays • No need to train staff in PRP extraction • Novel cross-linker to drive sustained release of growth factors • Lower potential for process variability. Deliver growth factors consistently (i.e. PDGF, • Barriers to entry: 21 issued patent protection VEGF, EGF, FGF, IGF, etc.) and manufacturing know-how Potential Applications of Carmell PRP • Soft Tissue • Androgenetic Alopecia • Skin rejuvenation (cosmeceutical) • Active soft tissue repair • Orthopedic • FDA clearance to initiate 2nd Phase 2 trial (HEAL II) for Healing Tibia Fractures with IM (Intermedullary) Rodding 4

CARMELL PRODUCT PIPELINE

Carmell THERAPEUTICS

Applications	Indication	Development Stage	Comments
Orthopedic	Tibia Fracture Healing (FDA Fast Track Granted)	Phase II	HEAL II (Healing Enhanced & Accelerated in Long-bone fracture), FDA indicated study may proceed under existing IND. CRO agreements signed and study preparation on-going with site selection, IRB submissions, contracts.
	Foot/Ankle Fusion	Phase II preparation	Type C meeting with FDA completed, CRO agreements signed and "amendment to existing IND" being prepared for submission to FDA.
	Spinal Fusion	Preclinical	Interbody cage model with two month ex-vivo samples completed with ongoing image analysis and histology
	Dental Bone Grafts	Preclinical	First and second surgeries complete with planned ex-vivo samples scheduled.
	EU MDR Submission (for Tibia Fracture)	Submission preparation	Actively working on module for MDR submission for a potential class III medical device approval with the European Union.
Soft Tissue	Androgenetic Alopecia	Preclinical	Actively working with Key Opinion Leaders and regulatory experts to finalize preclinical design.
	Chronic Wound Healing	Preclinical	Two preclinical studies completed, radiation burn study and skin flap model, with additional information on wound healing from HEAL I. Next preclinical study being planned.

- Orthopedic product: designated as combination product (allogeneic PRP + βTCP) regulated as a biologic in the US and is designated as a Class III Medical Device in the EU.
- Soft Tissue product: allogeneic PRP, regulated as a biologic in the US.

5

POSITIONING CARMELL FOR SUCCESS

Carmell THERAPEUTICS

Goal	Strategy	Rationale
Build skin & hair rejuvenation market leader	• Aesthetics: Alopecia and skin rejuvenation – Develop innovative products inhouse, starting with Alopecia – Roll-up commercial stage products and companies • Active soft tissue repair: diabetic foot ulcers, burn injuries – Acquire commercial stage products and companies – Expand label to additional indications	• Fragmented markets with mix of mid-sized and smaller companies (e.g., Merz, InMode, Establishment Labs, Beauty Health in aesthetics and MiMedix, Organogenesis, Integra in wound healing) • High unmet need for a differentiated, clinically proven technology in a mix of reimbursed and self-pay markets • Potential for accelerating profitability • Aesthetics Median EV/Revenue multiple is much higher than MedTech Industry median
Monetize technology platform in lead applications (e.g. Orthopedics, Sports medicine)	• Out-license to big-MedTech after establishing clinical efficacy – Tibia fracture – Spinal fusion – Foot/ankle fusion – Dental void filler	• Many large companies (Stryker, J&J, Zimmer Biomet, Medtronic, Smith & Nephew, Globus, etc.) provide multiple pathways to the customer • Potential for non-dilutive cash infusion • Mix of licensing models available • Additional expansion opportunities available beyond the initial list

6

CREATING SHAREHOLDER VALUE: ACQUISITIONS & DEAL MAKING
Carmell THERAPEUTICS
ALPA Nasdaq listed
ALPA 100% Candy Merger Sub Carmell Therapeutics
New Ticker: CTCX 100% Carmell Therapeutics
CTCX 100% Carmell Therapeutics TargetCo 2 TargetCo 3
Target Evaluation
Merger Announced in Jan 2023
Merger Closing in mid-2023
Bolt-on Acquisitions Commercial Assets
Phase 2 trial for Tibia Fracture / FA Fusion Out-license to MedTech
Accelerate Alopecia R&D
Topical Skin Care R&D program
Bolt-on Acquisition
· Expand applications
· Enter new markets

NON-BINDING LOI TO ACQUIRE COMMERCIAL STAGE COMPANY
• Target manufactures and develops human allograft products for active soft tissue repair, aesthetics and orthopedic indications.
• Target’s marketed products meet all criteria for regulation under section 361 of the PHS Act and 21 CFR part 1271 as affirmed by the FDA Tissue Reference Group (TRG).
• As of March 31, 2023, the Target had achieved ~$50 million in unaudited trailing 12-month (“TTM”) net revenue and ~$5 million in unaudited TTM EBITDA from the sales of its products.
• During Q2, 2023:
• Two of the Target’s products were added to CMS Part B Drug and Biological Average Sales Price pricing files
• Target became a preferred vendor via a national pricing contract with one of the top 3 largest group purchasing organizations serving over 1,500 hospitals in the United States.
• Per the terms of the LOI, the Target’s shareholders will receive $65 million in Initial Equity Valuation at Closing (structured as $8 million in cash and $57 million in CTCX stock) plus up to $75 million in Milestone Equity Payments (structured as 12% cash and 88% in CTCX stock) linked with the achievement of revenue and business milestones.
• The Target’s shareholders will be locked up for 12 months following closing.

SOFT TISSUE APPLICATIONS

US AESTHETICS MARKET IS GROWING RAPIDLY
~170 million
Consumers aged 20-65 (men and women)
~80 million
Addressable consumers with income>$50,000
~15 million
Have had an aesthetics procedure
Consumer Spending, $ billions
40 ~1 million ~6 million 37
Had skin tightening procedure Had injectables procedure
33
4 37
33 29
26 27 24
18 19 40
16 17
2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027
Source: Medical Aesthetics is Resilient, Growing, And Attracting Investors. May 18, 2023, Boston Consulting Group

SEGMENTAL ANALYSIS OF US AESTHETICS MARKET SHOWS GROWTH IN SMALL TICKET CONSUMMABLES Carmell TM THERAPEUTICS Medical Aesthetics Manufacturer Revenue, $ billion $2 $1 $2 $1 2017 $4 $2 $3 $1 2022 $7 $3 $3 $1 2027 Injectables Skin Care Energy-based Devices Breast Implants CAGR 2022-27 11% 9% 6% 2% Source: Medical Aesthetics is Resilient, Growing, And Attracting Investors. May 18, 2023, Boston Consulting Group 11

HAIR LOSS (ALOPECIA) IS A LARGE, RAPIDLY GROWING MARKET

Carmell THERAPEUTICS

Global Hair Transplant Market, $ billion[1]



$43.13
28% CAGR
$5.94
2018
2026

35 million[1]
Men affected by alopecia in the US

250 million[2]
Men affected by alopecia in China



Surgical
Non-Surgical
Procedure Types, 2018[1]

Non-Surgical market share was bigger than Surgical procedures[1]

Adoption limited by high costs: average surgical transplant costs $16,000



Low-level Lasers
PRP
Stem Cell Therapy

PRP segment had the largest market share of 38.0% in 2020[2]

1. Hair Transplant Market Size, Share & Industry Analysis, By Type (Surgical and Non-surgical), By Gender (Male and Female) By End User (Hospitals & Clinics and Hair Transplant Centers), and Regional Forecast, 2019-2026. Fortune Business Insights

2. Hair Restoration Market Size, Share & Trends Analysis Report By Procedure (Follicular Unit Extraction, Follicular Unit Transplantation), By Therapy (Low-level Laser Therapy, Stem Cell Hair Restoration, Platelet-rich Plasma), And Segment Forecasts, 2021 – 2028. Grand View Research.

12

ALOPECIA IS ONE OF THE TOP UNMET NEEDS IN AESTHETICS Carmell TM THERAPEUTICS APRIL 2022 DERMATOLOGY TIMES Linda Scotum, Associate Editor Patients with androgenetic alopecia (AGA) want better treatment options, according to survey results presented at both the 2022 Winter Clinical Dermatology Conference and 2022 Maui Derm Meeting* Some highlights of the poster* were: 64% of respondents indicated their hair loss had a negative impact on their lives. This negative impact was greatest for those with AGA onset within the past 3 years but was still prominent even for those living with the condition for more than 10 years. 56% of respondents stated they had never sought treatment for their hair loss while 19% of all subjects tried but did not continue. Reasons cited by both cohorts included poor efficacy or cost; uncertainty on how to seek treatment; or lack of concern with their condition. 74% of all respondents indicated they were either likely (44%) or extremely likely (31%) to request a new therapeutic approach to AGA described as an investigational in-office treatment. * Poster presentation demonstrating unmet treatment needs in androgenetic alopecia at 2022 Winter Clinical Dermatology Conference and 2022 Maui Derm Meeting. Follica, Inc. January 19, 2022. 13

WHAT IS ANDROGENETIC ALOPECIA (AGA)?

Carmell THERAPEUTICS

- Androgenetic alopecia (AGA), or hair loss mediated by the presence of the androgen dihydrotestosterone, is the most common form of alopecia in men <u>and</u> women[1]
- Almost all persons have some degree of AGA[2]. The hair loss usually begins between the ages of 12 and 40 years and is frequently insufficient to be noticed.
- Visible hair loss occurs in ~50% of all persons by the age of 50 years[3]
- Prevalence and severity increases with age although those with early onset typically have more rapid balding progression
- Differences in common pattern and incidence of balding exist, but we see this condition across most racial/ethnic groups as demonstrated by studies from the United States, Norway, Australia, Nigeria and China
- Other disorders include alopecia areata, telogen effluvium, cicatricial alopecia, and traumatic alopecia

1. Alopecia in Women. C. CAROLYN THIEDKE, M.D., Medical University of South Carolina, Charleston, South Carolina
2. Dawber RP, Van Neste D. Alopecia areata. In: Dawber PRP. Hair and scalp disorders: common presenting signs, differential diagnosis, and treatment. Philadelphia: Lippincott, 1995:41-138.
3. Price VH. Treatment of hair loss. N Engl J Med 1999;341:964-73

14

CURRENT AGA TREATMENTS Carmell THERAPEUTICS Marketed AGA treatments : Prescription medications Over-the-counter medications Topical medications (prostaglandin analogs) Hair restoration surgery Low-Level Lasers Platelet-rich plasma Finasteride (Propecia®) Minoxidil (Rogaine®) Bimatoprost for eye lashes (Latisse®) Transplants Laser HairMax® Autologous - original clinical use when launched - Benign enlarged prostate Severe Hypertension • Glaucoma • Ocular hypertension More than $3.5 billion in annual US sales 15

MINOXIDIL IS THE GOLD STANDARD FOR TREATING AGA

Carmell THERAPEUTICS

Minoxidil and its use in hair disorders: a review
Drug Design, Development and Therapy 2019, Poonkiat Suchonwanit, Sasima Thammarucha, Kanchana Leerunyakul

- First introduced in the 1970's as an oral medicine for severe hypertension
- Meta-analysis of multiple human studies showed that 2% or 5% topical minoxidil resulted in an increase in hair density versus placebo.
- Robust results demonstrated in FDA approved indications of Androgenetic Alopecia and Female-pattern hair loss (not in Alopecia Areata or in Chemotherapy-induced alopecia)

Finasteride (Propecia) is FDA approved for AGA but frequent side effects* related to male sexual dysfunction and gynecomastia/feminization were observed

* Finasteride drug profile on MayoClinic.org

16

PRP OUTPERFORMED MINOXIDIL IN CLINICAL STUDIES “PRP procedures had the largest share in aesthetic procedures for the last year and accounted for 58.1% of the total number of treatments. PRP has also shown promising results for hair rejuvenation and regrowth. It sends signals to the body which promotes the hair growth cycle. Injecting the platelet-rich plasma in the head can increase the number of individual hair strands and enhance their thickness as well. The results can be achieved safely and without having expensive procedures performed either.” A Study to Compare the Efficacy of Platelet-rich Plasma and Minoxidil Therapy for the Treatment of Androgenetic Alopecia 6-month randomized human clinical trial: Group A/PRP vs Group B/Minoxidil. 1. Group A/PRP had better outcomes than Group B/Minoxidil when measured by global photography. 2. 87.5% in Group A/PRP were satisfied with the appearance of hair on the top of the head compared to 37.7% in Group B/Minoxidil. 3. P value was found to be highly significant (0.004) In addition, a comparison of platelet counts in PRP was done, to test whether a clinical correlation existed between platelet concentration and clinical improvement. Patients with a higher platelet count in PRP had a much better clinical improvement compared to patients with a low platelet count in PRP. Source: Aesthetic Trends in 2019 & 2018: According to the IAPAM, International Association for Physicians in Aesthetic Medicine Source: International Journal of Trichology v.11(2); Mar-Apr 2019 PMC6463452 Kuldeep Verma, Gita Ram Tegta, Ghanshyam Verma, Mudita Gupta, Ajeet Negi, and Reena Sharma Note: All references to PRP on this slide refer to autologous PRP, not Carmell R&D candidate 17

MULTIPLE GROWTH FACTORS INVOLVED IN HAIR GROWTH

Carmell THERAPEUTICS



Golden anchorage
Epidermis
Basement Membrane Keratinocytes
SCF
Sebaceous Gland
PDGF
APM
Bulge & Stem Cells
Bulge Portion of APM
bFGF
APM Holding Hair
Distal Portion of APM
DP
bFGF
VEGF
PDGF
Neurovascular Bundle

PRP Delivers These Growth Factors

PDGF	• Stimulates dermal mesenchyme growth • Induces & maintains anagen phase
VEGF	• Promotes revascularization • Improves hair growth & size
EGF	• Stimulates epithelial & fibroblast mitosis • Improves anagen rate
IGF	• Slows apoptosis, stimulates follicular keratinocytes
FGF	• Stimulates papilla cell proliferation
TGFβ-1	• Plays key role in hair follicle apoptosis cycle

MAK & CHAN. *DEVDIN* 1996.
RINALDI ET AL. *FORUM* 2007.
WEGER & SCHLAKE. *JINVESTDERM* 2005.
YANO ET AL. *JCLININVEST* 2001.
AMGAR & BOHANNA. *PRIMEJ* 2015.
BOTCHKAREVA ET AL. *JINVESTDERM* 2006.
GARG & MANCHANDA. *STEMCELLINVESTIG* 2017.
GONZALEZ ET AL. *REGENMED* 2017.

18

HAIR GROWTH OBSERVED IN CLINICAL TRIAL WITH PRP (I) Carmell TM THERAPEUTICS The Effect of Platelet-Rich Plasma in Hair Regrowth: A Randomized Placebo-Controlled Trial. Stem Cells Transl Med. 2015 Nov; 4(11): 1317–1323. Pietro Gentile 20 patients: 10 received placebo 10 received autologous PRP once a month for 3 months Change after 14 weeks of last dose: PRP Treated Placebo Hair count 37.5% -3.5% Hair density (no/cm2) 28.5% 2.3% Terminal hair density (no/cm2) 26.9% -3.6% Note: Clinical study conducted using autologous PRP not Carmell R&D candidate 19

HAIR GROWTH OBSERVED IN CLINICAL TRIAL WITH PRP (II) Carmell TM THERAPEUTICS Evaluating the Efficacy of Different Platelet-Rich Plasma Regimens for Management of Androgenetic Alopecia: A Single-Center, Blinded, Randomized Clinical Trial, 2018, American Society for Dermatologic Surgery, Amelia K. Hausauer & Derek H. Jones 40 patients assigned to autologous PRP treatment groups: Total 4 treatments with monthly sessions plus a booster 3 months later Total 2 treatments at baseline plus 3 months later Change after 6 months vs. Baseline: 4 treatments 2 treatments Hair count 29.5% 13.1% Hair Shaft Caliber (microns) 31.1% 26.7% Highly Satisfied/Satisfied 85% 78.9% Folliscope images (A) Baseline: pre-treatment (B) 6 months post-treatment Note: Clinical study conducted using autologous PRP not Carmell R&D candidate 20

POOLED PRP OUTPERFORMED AUTOLOGOUS PRP IN TREATING AGA IN COMPARATIVE CLINICAL TRIAL Carmell ™THERAPEUTICS Comparison of the Efficacy of Homologous and Autologous Platelet-Rich Plasma (PRP) for Treating Androgenic Alopecia Aesth Plast Surg. 2017, Bilsev Ince 60 patients assigned to treatment groups who received 4 injections in a year at baseline +1, 2, and 6 months: • Group 1: autologous PRP • Group 2: autologous PRP activated with calcium chloride • Group 3: pooled (homologous) PRP Increase in hair density Autologous PRP Activated Autologous PRP Pooled Homologous PRP 2nd month 11.2% 8.1% 16.1% 6th month 26.1% 12.5% 36.4% 12 months 32.4% 20.8% 41.8% p-value 0.032 0.041 0.009 p-values below 0.05 means statistically significant Note: Clinical study conducted using autologous and pooled PRP not Carmell R&D candidate orthopedic applications

PHASE II CLINICAL TRIAL (HEAL I) SUMMARY: TIBIA FRACTURES

Carmell THERAPEUTICS

Study Design

- Double arm (20 treatment/10 control)
- Prospective, randomized, multi-center

Patient Population

- Open tibia fractures
- Highly co-morbid population (e.g., 70% smokers)
- 70% most severe injuries* with significant soft tissue compromise injury type

* Gustilo Open Fracture Grade Classification:

IIIA High Energy
- -Severe, crushing soft tissue injury or
- -High degree of contamination or
- -Moderate-severe bone comminution

IIIB High Energy
- -Severe loss of soft tissue coverage
- -Typically requiring a soft tissue flap for wound coverage
- - +/- High degree of contamination
- - +/- Moderate-severe bone comminution

Study Results

Test Parameters	Carmell: 14 patients	Control: 7 patients
Mean # of cortices w/ $\geq$75% bridging	2.64	1.33
Composite* (x-Ray & clinical)	36%	0%
1+ infections at 12 months	25%	100%
Healing at 30 days	36%	0%

* % of Pts. mRUST $\geq$ 13 + Full Weight Bearing + Lack of Tenderness mRUST (Radiology Union Scale for Tibia Fractures 4-16), over 90% of surgeons believe 13 or greater to represent healing

23

PHASE II STUDY (HEAL II) Target Open Tibia Fractures with IM Rodding Study Rationale SOC + application of Bone Healing Accelerant vs. SOC alone Key Results and Primary endpoints: Same composite endpoint as HEAL I (180-day x-ray + clinical) Design Elements • One-year follow-up • Enrollment anticipated for 18 months Secondary endpoints • Infection reduction • Soft tissue healing • Patient-reported outcomes Adaptive design, target of 220 pts at 20-point treatment effect (HEAL I had 36-point effect) Upgrades from HEAL I • 100% increase in upper limit of volume of study material (9g vs 4.5g) • Frozen product with 2x higher growth factor count 24

FOOT & ANKLE FUSION PROGRAM Clinical Need: Carmell ™THERAPEUTICS Deterioration of cartilage between the bones in the foot and ankle due to age, injury or disease Standard of Care: • Fusion surgery - remove the cartilage and fuse the two ends of the bone together utilizing hardware such as pins, screws and/or plates. • Depending on severity, patient co-morbidities and the distance between the bones, the “gap” may need to be filled with a “bone void filler” that can be autologous bone (from a separate anatomical site of the patient such as their hip), a low technology solution such as demineralized bone or the use of a biologic (Augment® by Stryker). Status of Carmell Program: FDA has agreed to • F/A Fusion similar in healing process as tibia fracture • Carmell to submit a “New Protocol Amendment Under Existing IND” • Study Design Synopsis for Phase II study utilizing BHA • 60 patients (2:1 randomization) • 6-month primary endpoint composite endpoint (clinical endpoint plus CT scan) • Enrollment estimated to be 6 months Reasons To Believe: • BHA has consistently been effective in accelerating & enhancing bone healing in multiple efficacy preclinical models plus results from our Phase 2 study in tibia fractures • Augment® (Stryker) has shown some effectiveness on fusion rates but delivers only one growth factor (rPDGF) plus ßTCP - whereas, BHA has a multitude of growth factors plus ßTCP

PHASE II CLINICAL TRIAL SUMMARY: FOOT & ANKLE FUSION

Carmell THERAPEUTICS

Bone Healing Accelerant (BHA) versus Autologous Bone Grafting (ABG) for Hindfoot or Ankle Arthrodesis

Study Design (FDA feedback on synopsis Nov 2022)

- Full protocol under development
- Prospective, randomized, multi-center
- Double arm, approx. 60 pts, 2:1 randomization
- ~10 sites

Patient Population (to be finalized)

- Ankle and/or foot fusion procedures
- 18 to 65 years
- Few limits on diabetes (<Hbg A1c level ≥ 8%) , obesity (<40 kg/m2) and smokers allowed.

Similarities b/w Tibia and F/A Fusion

BHA Mechanism of Action	Tibial Fracture	Foot/Ankle Arthrodesis
Bleeding bone environment	Yes	Yes
Cellular Healing Cascade	Yes	Yes
Intrinsic to stability of bone	No	No
Stabilized using hardware	Yes	Yes
Fill voids & gaps between bones	Yes	Yes

Proposed Study Design

Objective	To evaluate the preliminary safety and efficacy of BHA compared to ABG in the treatment of patients undergoing hindfoot or ankle arthrodesis and who require supplementary grafting.
Duration	12 months
Primary Success	To evaluate the ability of BHA to create a successful fusion in patients undergoing hindfoot or ankle arthrodesis and who require supplementary grafting at 24 weeks.
Primary Endpoint	Percentage of patients deemed fused receiving BHA or control that meet the criteria for fusion at 24 weeks.
Key Secondary Endpoint	1. Pain (vs. baseline & improvement of > 20mm on 100mm scale) 2. Improvement in PRO scores to include: Foot and Ankle Ability Measure- Activities of Daily Living Subscale 3. Proportion of primary surgical site incisions healed at 24 days
Key Safety Endpoint	Incidence of any surgical site infection up to 24 weeks and up to 52 weeks

26

US/EU REGULATORY PATHWAY
• Current Status: FDA clearance of HEAL II trial
US (BLA/CBER) –
• FDA has agreed to CMC plan
Combination Product
• Clinical protocol approved
EU Class III • Current Status: Clinical Trial Applications underway Medical Device • MDR application for CE mark in development
• ISO 13485 audit successfully completed

TRANSACTION OVERVIEW 28

TRANSACTION SUMMARY
Transaction Structure
Capitalization & Use of Proceeds
Transaction Timeline
Post-Closing
Carmell pre-money valuation of $150M
Sponsor and Carmell insiders locked up for 12 months from Closing irrespective of stock price
ALPA founder will forfeit 50% of Class B Founder Shares if $11.50 stock price target is not achieved for at least 20 days out of any 30 days over the next 5 years
Market capitalization of ~$328M*
Proceeds used to repay debt and advance product development
Definitive Business Combination announced on January 4, 2023
Shareholder vote set for July 11, 2023 for holders (record date of June 20, 2023)
Redemption deadline is July 7, 2023
Combined company will be renamed Carmell Therapeutics (Nasdaq: CTCX)
Rajiv Shukla will serve as Executive Chairman and Randy Hubbell will serve as CEO.
* Pro forma analysis assumes $10.00 price and no redemptions from Trust. 50% of Class B Founder Shares linked to achievement of $11.50 price target

TRANSACTION TERMS
Sources*, $M
Carmell Equity Rollover $150 ALPA Trust $154
Total Sources $304
Uses*, $M
Carmell Equity Rollover $150 Cash to Balance Sheet $148 Transaction Expenses $6 Total Sources $304
Enterprise Value*
Shares, million 32.84 Share price $10.00 Equity Value, $M $328.4 Net Cash, $M $148.0 Enterprise Value, $M $180.4
Carmell holders 46%
Class A 48% holders 6% Class B holders
* Pro forma analysis assumes $10.00 price and no redemptions from Trust. 50% of Class B Founder Shares linked to achievement of $11.50 price target

DISCLAIMER
This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Alpha Healthcare Acquisition Corp. III (“ALPA”) and Carmell Therapeutics (the “Company”). The information contained herein does not purport to be all-inclusive and none of ALPA and the Company nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Company. None of ALPA or the Company nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of ALPA or the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. This meeting and any information communicated at this meeting (including this Presentation) are strictly confidential and should not be discussed outside your organization.
Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or ALPA’s or the Company’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials; the potential attributes and benefits of product candidates, including in comparison to other products on the market for the same or similar indications; ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; the potential pricing of product candidates, if approved; the proceeds of the Business Combination and the Company’s expected cash runway; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ALPA and its management, and the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in ALPA’s final prospectus relating to its initial public offering, dated July 27, 2021, and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in clinical trials in the biopharma industry, including uncertainty in the timing or results of clinical trials and receipt of regulatory approvals for product candidates, and in the healthcare industry, including the impact of the COVID-19 pandemic; competition in the healthcare industry; inability to recruit or retain a sufficient number of patients or physicians and other employees; changes to federal and state healthcare laws and regulations; changes to reimbursement rates; overall business and economic conditions affecting the healthcare industry, including conditions pertaining to health plans and payors; failure to develop new technology and products, if approved; and security breaches, loss of data or other disruptions. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward- looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, neither ALPA nor the Company undertakes any duty to update these forward-looking statements. This Presentation contains certain financial forecast information of the Company. Such financial forecast information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.
Additional Information. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ALPA’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials contain important information about the Company, ALPA and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination were mailed to shareholders of ALPA on June 27, 2023. Shareholders can obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: ALPA Healthcare Acquisition Corp. III, 1177 Avenue of the Americas, 5th Floor New York, New York 10036.
Participants in the Solicitation. ALPA, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ALPA’s shareholders with respect to the proposed Business Combination. A list of the names of ALPA’s directors and executive officers and a description of their interests in ALPA is contained in ALPA’s final prospectus relating to its initial public offering, dated July 27, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ALPA Healthcare Acquisition Corp, 1177 Avenue of the Americas, 5th Floor New York, New York 10036. Additional information regarding the interests of the participants in the solicitation of proxies from ALPA’s shareholders with respect to the proposed Business Combination is contained in the proxy statement/prospectus for the proposed Business Combination.
No Offer or Solicitation. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.